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                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                         ----------------------

                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of the earliest event reported): October 2, 1998

                     Commission File Number 0-14973

                               UNICO, INC.
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           (Exact name of registrant as specified in charter)

             New Mexico                                  85-0270072
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   (State or other jurisdiction of                      IRS Employer
    incorporation or organization)                   Identification No.


  2925 Bayview Drive, Fremont, California                    94538
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 (Address of Principal Executive Offices)                  (Zip Code)

  Registrant's telephone number, including area code:      510/770-3990


                                  N/A
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     (Former Name or Former Address, if Changed Since Last Report.)




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ITEM 5.  Other Events

On October 2, 1998, the Registrant issued the press release shown in Item 7.

ITEM 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

(c) Exhibit:

         99.1  Press release dated October 2, 1998


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO, INC.

Date:     October 2, 1998               BY:     /s/ Henry Tang
                                        NAME:   HENRY TANG
                                        TITLE:  Secretary


EXHIBIT INDEX

Exhibit
Number         Description                   Page

99.1           Unico, Inc. press release     (below)



                                        News Release

                                        For more information contact:
                                        Marge Rohr
                                        909/860-0941

FREMONT, Calif. (Business wire) October 2, 1998 Unico, Inc. (Nasdaq: UNRC) The company was advised by Nasdaq on September 30, 1998 that the securities of the company should be removed from listing on the Nasdaq Smallcap Market based on their review of the company's public filings.

The company believes that further discussions with Nasdaq may assist in clarifying certain issues that have been raised. Accordingly, it intends to seek procedural remedies and will request a review of the staff's findings.

Unico has been advised by Nasdaq that trading in its securities will continue during the pendency of the review of the staff's findings.